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                                                                Exhibit 10.14


                          SEVENTH AMENDATORY AGREEMENT


                 SEVENTH AMENDATORY AGREEMENT ("Amendment No. 7"), dated as of May 18, 1995, among EVI-HIGHLAND PUMP COMPANY, a Delaware corporation ("Highland"), GRANT TFW INC., a Delaware corporation ("Grant"), MALLARD BAY DRILLING, INC., a Louisiana corporation ("Mallard") (Highland, Grant and Mallard being hereinafter sometimes collectively referred to as the "Borrowers"), ENERGY VENTURES, INC., a Delaware corporation (the "Guarantor") and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (the "Lender") to the Amended and Restated Loan and Security Agreement referred to below.

                 WHEREAS, the Borrowers, the Guarantor and the Lender are parties to an Amended and Restated Loan and Security Agreement dated October 13, 1992 (the "Original Loan Agreement"); and

                 WHEREAS the Borrowers, the Guarantor and the Lender have amended the Original Loan Agreement pursuant to (i) a Letter Agreement dated March 12, 1993 (the "Letter Agreement Amendment"), (ii) a First Amendatory Agreement dated as of May 5, 1993 ("Amendment No. 1"), (iii) a Second Amendatory Agreement dated as of August 12, 1993 ("Amendment No. 2"), (iv) a Third Amendatory Agreement dated as of October 12, 1993 ("Amendment No. 3"),
(v) a Fourth Amendatory Agreement dated as of February 21, 1994 ("Amendment No. 4"), (vi) a Fifth Amendatory Agreement dated as of March 22, 1994 ("Amendment No. 5"), and (vii) a Sixth Amendatory Agreement dated as of June 30, 1994 ("Amendment No. 6") (the Original Loan Agreement as amended by the Letter Agreement Amendment and Amendments No. 1, No. 2, No. 3, No. 4, No. 5 and No. 6 being hereinafter referred to as the "Loan Agreement"); and

                 WHEREAS, rather than preparing a new loan agreement, the Borrowers, the Guarantor and the Lender now desire to further amend and modify the Loan Agreement;

                 NOW, THEREFORE, in consideration of the mutual covenants herein contained and for good and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                 1. Capitalized terms used but not defined in this Amendment No. 7 shall have the meanings given to those terms in the Loan Agreement.

                 2. The reference to "Four Million Dollars ($4,000,000)" set forth in the first sentence of Subsection (b) of Section 2.01 of the Loan Agreement is hereby amended to read "Six Million Dollars ($6,000,000)".

                 3. Except as expressly modified and amended hereby, the Loan Agreement is ratified and confirmed in all respects.





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                 4.       THIS AMENDMENT NO. 7 SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

                 5. This Amendment No. 7 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 7.

                 6. This Amendment No. 7 constitutes a modification and amendment of the existing Loan Agreement and is not a new loan agreement.

                 IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 7 to be executed by their officers thereunto duly authorized as of the date first above written.


                                       EVI-HIGHLAND PUMP COMPANY

                                       By:  /s/ JAMES G. KILEY
                                           -----------------------------
                                           Name:  James G. Kiley
                                           Title: Vice President


                                       GRANT TFW INC.

                                       By:  /s/  JAMES G. KILEY
                                           -----------------------------
                                           Name:  James G. Kiley
                                           Title: Vice President


                                       MALLARD BAY DRILLING, INC.

                                       By:  /s/ JAMES G. KILEY
                                           -----------------------------
                                           Name:  James G. Kiley
                                           Title: Vice President

                                       ENERGY VENTURES, INC.

                                       By:  /s/ JAMES G. KILEY
                                           -----------------------------
                                           Name:  James G. Kiley
                                           Title: Vice President


                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION

                                       By:  /s/ MICHAEL J. MCBRIDE
                                           -----------------------------
                                           Name:  Michael J. McBride
                                           Title: Vice President





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